UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at Legacy Reserves LP’s (the “Partnership”) 2015 annual meeting of unitholders (the “Annual Meeting”), unitholders approved an amendment to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan (the “LTIP”) providing for an increase in the number of units available for issuance thereunder from 2,000,000 to 5,000,000 units. A detailed summary of the material terms of the amendment to the LTIP appears beginning on page 13 of the Partnership’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 20, 2015.  The foregoing description is qualified in its entirety by reference to the text of the amendment to the LTIP, which is filed herewith as Exhibit 10.1.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was convened and subsequently adjourned on Wednesday, May 13, 2015 with respect to all proposals submitted for vote.  The Annual Meeting was reconvened on Friday, June 12, 2015, and three items were submitted to unitholders for vote: (i) the election of eight nominees to serve on the board of directors of Legacy Reserves GP, LLC, our general partner (the “Board”), during 2015 and until our next annual meeting, (ii) the approval of an amendment to the LTIP (providing for an increase in the number of units available for issuance thereunder) and (iii) the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of the Partnership for the fiscal year ending December 31, 2015.  There were no solicitations in opposition to the Board’s solicitations.  Out of a total of 69,207,903 units outstanding and entitled to vote, 63,068,040 units (91.13%) were present at the meeting in person or by proxy.

Election of Directors

There were eight nominees for election to serve as directors of our general partner. Each of the nominees for election to the Board was a director of our general partner at the time of the Annual Meeting. The final results of the voting with respect to each nominee to the board were as follows:

Nominee	For	Withheld	Broker Non- Votes
Cary D. Brown	26,975,402	10,292,451	25,800,187
Kyle A. McGraw	27,044,244	10,223,609	25,800,187
Dale A. Brown	26,956,377	10,311,476	25,800,187
G. Larry Lawrence	36,579,743	688,110	25,800,187
William D. Sullivan	36,594,311	673,542	25,800,187
William R. Granberry	36,502,292	765,561	25,800,187
Kyle D. Vann	36,576,401	691,452	25,800,187
Paul T. Horne	27,047,005	10,220,053	25,800,187

Approval of the Amendment to the LTIP

The final results of the voting with respect to the approval of an amendment to the LTIP (providing for an increase in the number of units available for issuance thereunder) were as follows:

For	Against	Abstain	Broker Non-Votes
35,271,225	1,663,885	332,743	25,800,187

Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2015

The final results of the voting with respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 were as follows:

For	Against	Abstain
61,921,548	840,279	306,213

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, dated June 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Dated: June 12, 2015	By:	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary

Exhibit Number	Description

10.1	Amendment No. 1 to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, dated June 12, 2015.